Exhibit 10.5

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXCLUSIVE SUPPLY AGREEMENT

for recombinant L-Asparaginase

THIS SUPPLY AGREEMENT is entered between ERYTECH PHARMA S.A, a company incorporated under the laws of the Republic of France (no 479 560 013 RCS Lyon), having its registered head office at Bâtiment Adenine, 60 avenue Rockefeller, 69008 Lyon, France, represented by Mr. Pierre-Olivier Goineau, Chief Executive Officer, (VAT No. FR 10479560013), hereinafter referred to as “ERYtech Pharma” and MEDAC GMBH, a company having its registered head office at Theaterstrasse 6, D22880 Wedel, Germany represented by Nikolaus Graf Stolberg, Managing Director and Dr. Michaela Rehberg, Director Drug Regulatory Affairs/Pharmaceutical Development (VAT No. DE 118579535), hereinafter referred to as “medac”, hereinafter referred to individually or collectively as the “Parties” and individually as a “Party”.

WHEREAS, medac mainly promotes the development and marketing of therapeutics in the field of oncology and autoimmune diseases such as L-Asparaginase under the trademark medac and is developing a new recombinant form of L-Asparaginase defined below as “Product” as well as other non cell based formulation(s) of recombinant L-asparaginase; and

WHEREAS, ERYtech Pharma is developing a medicinal product under the trademark GRASPA® (“GRASPA®” as defined below) consisting in E-coli L-asparaginase encapsulated into red blood cells. The “Product” would be used as drug substance for the manufacture of GRASPA®;

WHEREAS ERYtech Pharma is interested in purchasing “Product” exclusively from medac to manufacture GRASPA® for use in next clinical trials and commercial sales of GRASPA®; and

On December 10th, 2008, ERYtech Pharma and medac signed an exclusive supply agreement for the supply of native E.coli L-Asparaginase by medac to ERYtech Pharma (the “Previous agreement”). The Parties agree to extend the supply to the “Product”. This Agreement does not replace the Previous Agreement, which remains in effect and valid.

WHEREAS, medac is willing to provide ERYtech Pharma with “Product” for the Purpose (as defined below).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

IN CONSEQUENCE WHEREOF THE PARTIES AGREE AS FOLLOWS:

ARTICLE I

DEFINITIONS

For the purpose of this Agreement, the following words and phrases shall have the following meanings:

1.1 “Affiliate(s)” shall mean an entity or person which controls, is controlled by or is under common control with either Party. Control shall mean (a) the direct or indirect ownership of more than one-half of the stock or participating shares entitled to vote for the election of directors of a corporation or a comparable ownership in any other type of entity, or (b) the power to direct the management and policies of an entity, whether by contract or otherwise. The terms “controlled by” or “under common control” shall have the meanings correlative to the foregoing.

1.2 “Agreement” shall mean this Supply Agreement, all amendments to this Agreement, and all exhibits to this Agreement.

1.3 “Effective Date” shall mean April 6th, 2011.

1.4 “Confidential Information” shall mean all confidential and proprietary material and information received by one Party from the other Party or its Representative, including but not limited to:

•	business and financial information;

•	methods of production, manufacturing and diagnostic testing;

•	unpublished results (i.e. text, graphics or numerical data) from scientific work; and

•	any other document or data received in written, printed, electronic, oral, or any other form.

1.5 “Force Majeure” shall mean an occurrence which prevents, delays or interferes with the performance by a Party of any of its obligations hereunder, if such event occurs by reason of any act of God, flood, or war, revolution, civil commotion, acts of public enemies, blockage or embargo, or any law, order or proclamation of any government, interruption of or delay in transportation, strike or labor disruption, or other cause beyond the reasonable control of such Party.

1.6 “Representatives” shall mean, with respect to a Party to this Agreement, the respective officers, directors, employees, and agents of such Party and of such Party’s Affiliates.

1.7 “GRASPA®” shall mean medicinal product consisting suspension of erythrocytes encapsulating recombinant L-asparaginase and released by ERYtech Pharma.

1.8 “API” shall mean Active Pharmaceutical Ingredient – [recombinant asparaginase produced of behalf of medac and used to produce the Product].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

1.9 “Product” shall mean one vial of ([***]) of recombinant L-Asparaginase, in the form of a powder for injection produced packed and labeled by or on behalf of Medac and released by Medac according to information contained in “Documents” (as defined below) and applicable cGMP.

1.10 “Specifications”: A list of tests, references to analytical procedures, and appropriate acceptance criteria that are numerical limits, ranges or other criteria for the test(s) described as amended from time to time to comply with regulatory requirements. It establishes the set of criteria to which a material should conform to be considered acceptable for its intended use. “Conformance to Specification” means that the material, when tested according to the listed analytical procedures, will meet the listed acceptance criteria as outlined in the Documents.

1.11 “Documents” shall mean the current version for the following documents prepared by Medac: Documentation regarding quality and clinical safety information of Product and API (such as Quality documentation of the Investigational Medicinal Product Dossier (IMPD) in its current version, clinical/safety information on the Product (parts 6 and 7 of the investigator brochure on the Product) and regulatory background information (briefing document) in its current version as well as GMP certificates, manufacturing licences or import permits etc) provided by MEDAC to ERYTECH in order to complete relevant part of regulatory submissions filed in order to grant clinical trial authorization for GRASPA manufactured from the Product.

1.12 “Regulatory Authority” means any federal, state, local or international regulatory agency, department, bureau or other governmental entity such as the Food & Drug Administration (“FDA”) and/or by the European Medicines Agency (“EMA”), that is responsible for issuing any approvals (including supplements, amendments, pre- and post-approvals and pricing approvals), licenses, registrations or authorizations of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the manufacture, distribution, use or sale of the Product in a regulatory jurisdiction.

1.13 “Third Party” shall mean any person other than a Party and such Party’s Representatives and Affiliates.

1.14 “GRASPA”-Indications shall mean the indications as specified and agreed in Exhibit 3 to this agreement.

1.15 “Clinical Supply” shall mean the supply of “Product” by medac to ERYtech Pharma for the purpose of setting up clinical trials with GRASPA® anywhere in the world and sponsored by ERYtech Pharma in GRASPA® Indications as specified and agreed in Exhibit 3 to this Agreement.

1.16 “Routine Supply” shall mean the supply of “Product” by medac to ERYtech Pharma for the purpose of selling GRASPA anywhere in the world pursuant to a Marketing Authorization.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

1.17 “Marketing Authorization” shall mean any marketing authorizations agreed by the Regulatory Authorities for the sale of GRASPA® in a regulatory jurisdiction.

ARTICLE II

PURPOSE OF THE AGREEMENT

2.1 Purpose. The purpose of this Agreement is to set forth the terms and conditions under which medac shall provide ERYtech Pharma with “Product” to manufacture and to register GRASPA® for use anywhere in the world in its next clinical trials, and possible commercial sales of GRASPA® directly or through license in “GRASPA® Indications” (hereinafter referred to as the “Purpose”).

ARTICLE III

PURCHASE AND SALE

3.1 Purchase and Sale. Subject to the terms and conditions set forth herein, medac agrees to sell Product, which shall only be used in erythrocytes encapsulated L-Asparaginase, exclusively to ERYtech Pharma and ERYtech Pharma agrees to purchase Product exclusively from medac in accordance with ERYtech Pharma’s purchase orders under this Agreement. For clarification, the exclusivity to sell the Product shall only apply in connection with the above mentioned Purpose and with the Article 4.2.

3.2 Clinical Supply. medac agrees to provide ERYtech Pharma with Product from the same batch if possible for each clinical trial.

3.3 Forecast. For Routine Supply ERYtech Pharma shall provide medac with annually and quarterly rolling forecast of the quantities to be purchased as set out in Exhibit 2 of which the first [***] shall be considered as binding orders and additional [***] as non-binding. In case the future agreed order period between medac and the manufacturer is longer, this order period shall be adapted accordingly. For Clinical Supply the binding forecast is attached as Exhibit 2, which shall be treated as binding order, too.

3.4 Purchase Orders. For Routine Supply medac agrees that ERYtech Pharma shall order the Product by facsimile or e-mail. Promptly after receipt of ERYtech Pharma order, medac shall inform ERYtech Pharma of the acceptance of such order. After such acceptance, both Parties shall consider the order as binding (“Firm Order”). Both Parties acknowledge that a Firm Order cannot be cancelled.

3.5 Non-Conforming Orders. medac will use reasonable commercial efforts to fill non-conforming purchase orders for Product in accordance with ERYtech Pharma’s requests.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE IV

PRICES AND EXCLUSIVITY

4.1 Price. ERYtech Pharma shall purchase the Product and medac will supply the Product with the terms and conditions of the [***].

4.1.1 Clinical Supply. The price for supply will be:

Pilot scale: [***] € [***] / vial

Norm scale: Approximately € [***] / vial, whereby the final price will be determined by the Parties in good faith once the development of the norm scale process is finalised, however no later than [***] (hereinafter referred to as “Norm scale price”).

This is the price for clinical trial purposes only. At the request of medac the Norm scale price could be rediscussed between the Parties [***] following the final determination of the Norm scale price. If justified by industrial cost increases it could be revised and increased up to a maximum of [***]. This price will remain for the next [***]. At the end of this period ([***] from date of signature of the Agreement) a new discussion between the parties will redefined the new Norm scale price for the next [***].

medac shall inform ERYtech Pharma about the change from Pilot Scale into Norm Scale [***] in advance.

4.1.2 Routine Supply. The price for Routine Supply will be agreed upon between both parties once the development of the Product has been finalized, however, not higher than the Norm scale price.

In any case, the Parties agree that the price for routine supply will be negotiated, in good faith, according to the market and to the market price of recombinant L-Asparaginase.

4.2 Exclusivity Field.

The Supply Agreement covers all territories of the world and all GRASPA® Indications. ERYtech Pharma shall buy from medac the Product for the term of this Agreement and for as long as medac can deliver at competitive price.

For the avoidance of doubt:

•	medac shall have the right to develop non-cell based formulation of recombinant L-asparaginase in any indication

•	ERYtech Pharma will have the right to develop GRASPA®, manufactured with the Product, in all GRASPA® Indications.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

4.3 Limitation of exclusivity. ERYtech Pharma shall not be liable for exclusivity:

•	In a country, if the regulatory authority of this country prevents ERYtech Pharma from developing GRASPA® and/or slows down its development due to the Product;

•	In case of repeated failures noticed by ERYtech Pharma and communicated to and agreed by the steering committee with no commitment by medac to remedy them.

ARTICLE V

NON-COMPETITION

ERYtech Pharma shall be entitled to market GRASPA®, manufactured with the Product, in all territories, to treat patients in all indications as defined in Exhibit 3:

•	in second line;

•	in first line as long as the non cell based formulation of recombinant L-Asparaginase developed by medac:

•	is not registered in first line in a territory, in an indication or;

•	cannot be prescribed in first line by clinician for medical reason, case by case, in an indication in a territory.

[***]

[***]

[***]

For the avoidance of any doubt, the Parties do not give a right to distribute the Product or GRASPA®.

Notwithstanding the above-mentioned, ERYtech Pharma shall not be liable in case of any unsolicited off-labelling sales of GRASPA®.

ARTICLE VI

PAYMENT

6.1 Invoicing of the Product and Payment. medac shall invoice for Product upon delivery of the Product to ERYtech Pharma according to the price mentioned in the accepted Firm Order. ERYtech Pharma shall pay to medac the price of the Product within [***] days of the date of the corresponding invoice and ERYtech Pharma shall pay for the Products by bank transfer on medac’s bank account.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE VII

DELIVERIES

7.1 Shipment. Except as set out in Article 3.5, medac shall ship, directly or through any Third Party, Product to ERYtech Pharma to the delivery destination(s) specified in ERYtech Pharma’s purchase orders within [***] days following the Firm Order. As long as the purchase orders are in compliance with the Forecast as defined under Article 3.3.

7.2 Title and Risk of Loss. Risk of loss with respect to the Product shall pass to ERYtech Pharma in accordance with [***] as defined in the INCOTERMS and title shall pass to ERYtech Pharma at the same time risk of loss passes.

7.3 Packaging for Shipment. Unless otherwise agreed in advance, Product shall be packed by medac as medac reasonably deems appropriate to minimize risk of loss or damage in transit.

7.4 Delivery reliability.

For the Clinical Supply and for the Routine Supply for the Acute Lymplopblastic Leukemia market, medac shall store the Product for a [***] rolling supply based on the annual forecast linked to the total development forecast based on the plan specified in Exhibit 2 as security stock. The annual forecast for the Routine Supply in other indications shall be negotiated in good faith between the Parties.

In return ERYtech shall be obliged to purchase such security stock on the agreed terms in total and conditions prior to expiration of such security stock. Furthermore, should medac encounter production problems beyond such [***] storage, then medac shall deliver to all customers with, percentage wise, equal reduction compared to the forecasts of the respective customers.

ARTICLE VIII

QUALITY AGREEMENT

The Parties agree to sign a quality agreement (the “Quality Agreement”) at the same time as signing this Agreement.

The purpose is to establish the Quality Agreement between the two companies with regards to the quality of the Product that will be supplied by medac to ERYtech Pharma in view to manufacture clinical trials batches of GRASPA®.

This Quality Agreement takes the form of a detailed checklist including the activities associated with pharmaceutical manufacturing, testing and supply of Product for ERYtech Pharma.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

In case of inconsistency between the Supply Agreement and the Quality Agreement, the Supply Agreement prevails.

ARTICLE IX

REGULATORY ASSISTANCE

The Parties agree to sign a regulatory agreement (the “Regulatory Agreement”) at the same time as signing this Agreement.

In case of inconsistency between the Supply Agreement and the Regulatory Agreement, the Supply Agreement prevails.

The purpose of the regulatory agreement is to describe the co-operation between medac as the responsible owner of the Product and ERYtech Pharma as the responsible sponsor and future Marketing Authorization Holder for GRASPA®.

In order to ensure an effective processing of regulatory activities, it is important to determine the responsibilities of medac and Erytech as well as to lay down the sequence of actions within the development and registration process of GRASPA and if related to Product as well.

This Agreement takes the form of a detailed checklist including the activities and responsibilities associated with these submissions.

ARTICLE X

ADVERSE EVENTS AND RECALL

The Parties agree to sign a drug safety agreement (the “Drug Safety Agreement”) at the same time as signing this Agreement.

In case of inconsistency between the Supply Agreement and the Drug Safety Agreement, the Supply Agreement prevails.

The Parties shall handle the notification of adverse events and the recall of any Product pursuant to the specifications of the Regulatory Authorities and duly inform each other of any adverse events.

ARTICLE XI

STEERING COMMITTEE

11.1 Composition of the Steering Committee. Each Party shall appoint one Representative to participate on a steering committee (the “Steering Committee”). The Steering Committee shall meet via teleconference at least once a quarter during the term of this Agreement if not otherwise agreed. A precise agenda shall be drawn up before each meeting of the Steering Committee.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

11.2 Role. The specific role of the Steering Committee is to draw up the reports on the performance of the Agreement, outlining the results obtained, to decide on the adaptations or modifications of the Agreement which may appear necessary or useful.

11.3 Responsibilities. The Steering Committee shall be responsible for addressing any disputes that may arise between the Parties in connection therewith. In the event that the Steering Committee is unable to resolve any dispute, and a Party wishes to pursue such dispute further, each such dispute shall be finally resolved by binding arbitration in accordance with the provisions set forth in Section 17.3.

11.4 Representatives. At the time of execution of this Agreement, ERYtech Pharma’s Representative in the Steering Committee shall be [***] and those of Medac shall be [***]. Each Party may, from time to time, replace its representative by written notice to the other Party specifying the prior representative and the replacement.

ARTICLE XII

CONFIDENTIALITY

12.1 Confidentiality. Each Party (i) shall maintain the other Party’s Confidential Information strictly confidential, (ii) agrees that it will take the same steps to protect the confidentiality of the other Party’s Confidential Information as it takes to protect its own Confidential Information, which shall in no event be less than reasonable steps, and (iii) shall not use the other Party’s Confidential Information for any purpose other than in accordance with this Agreement and shall not disclose such Confidential Information to any person other than its personnel who have a need to know such Confidential Information for the Purpose of this Agreement and who are subject to a nondisclosure obligation comparable in scope to this Section 12.

12.2 Exceptions. The confidentiality obligations included in this Section shall not apply to information which a Party can clearly demonstrate:

•	is in the public domain prior to the date of disclosure or is subsequently disclosed to the public through no fault or act of the receiving Party;

•	is rightfully obtained by a receiving Party from a Third Party not obligated to preserve its confidentiality who did not receive the material or information directly or indirectly from the disclosing Party;

•	is independently developed by the receiving Party without use of any Confidential Information of the disclosing Party; and

•	was lawfully in the receiving Party’s possession prior to obtaining it from the disclosing Party, as shown by pre-existing records.

12.3 Authorized Disclosures. A receiving Party also may disclose Confidential Information of the disclosing Party to the extent required by a court or by Regulatory Authority,

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

provided that the receiving Party (a) gives the disclosing Party reasonable prior notice of the disclosure; (b) uses reasonable efforts to resist disclosing the Confidential Information; and (c) cooperates with the disclosing Party on request to obtain a protective order or otherwise limit the disclosure.

12.4 No implied Rights. It is agreed that except to the extent expressly provided otherwise herein disclosure of Confidential Information hereunder shall not constitute any grant, option or license under any patent, technology or others rights in or to such Confidential Information.

ARTICLE XIII

WARRANTY

13.1 Declaration. medac declares to ERYtech Pharma that [***]

13.2 Remedies. ERYtech Pharma shall be obliged to inspect, examine and analyse the Products immediately upon receipt. In the event that a Product does not comply with the product declaration set out in Section 13.1 and such non-conforming Product is returned to medac by ERYtech Pharma freight prepaid, medac will as soon as possible replace such non-conforming Product at no additional charge to ERYtech Pharma; the replaced Product will be returned to ERYtech Pharma, freight prepaid.

However, ERYtech Pharma shall inform medac within [***] after receipt of the Products of hidden defects in writing. Failure or delay shall mean acceptance of the delivered products and waiver any potential rights ERYtech Pharma may have with respect to the delivered Products. ERYtech Pharma shall inform medac within [***] in case he discovers any apparent defects.

13.3 Use of the Products. ERYtech Pharma warrants to medac that all the Products purchased by ERYtech Pharma shall be used only to manufacture GRASPA®, in accordance with the provisions set forth in Section 2.1. ERYtech Pharma has not the right to import, promote, sell and distribute the Product for any other purpose.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE XIV

INDEMNIFICATION

14.1 medac shall indemnify, defend and hold harmless ERYtech Pharma against any and all claims, liabilities, losses, costs and expenses arising out of (i) any Third Party claims relating to the Product(s), except to the extent due to the negligence or misconduct of ERYtech Pharma in handling such Product(s), (ii) any violation by medac of third party intellectual property rights (iii) any breach by medac of its obligations under this Supply Agreement, and (iv) any negligence or unlawful act of medac.

14.2 ERYtech Pharma shall indemnify, defend and hold harmless medac against any and all claims, liabilities, losses, costs and expenses arising out of (i) any Third Party claims relating to GRASPA® and/or the Product(s) - except to the extent due to the negligence or misconduct of medac in handling such Product(s) (ii) any violation by ERYtech Pharma of third party intellectual property rights, (iii) any breach by ERYtech of its obligations under this Supply Agreement, and (iv) any negligence or unlawful act of ERYtech Pharma.

ARTICLE XV

INSURANCE

15.1 During the term of this Agreement, each Party agrees to procure and maintain, at its expense, insurance by a reputable company adequate to cover its obligations under this Agreement.

15.2 Prior to or on the Effective Date, each Party will provide the other with a certificate of insurance evidencing the coverage set forth in this Section 15 and thereafter shall provide the other Party such a certificate of insurance upon request. Each Party will provide the other with written notice at least thirty (30) days prior to the cancellation, non-renewal or material change in such insurance which materially adversely affects the rights of the other Party hereunder.

ARTICLE XVI

TERM AND TERMINATION

16.1 Term. The term of this Agreement shall commence:

•	For the Clinical Supply; upon the Effective Date and shall continue for a period of ten (10) years;

•	For the Routine Supply; upon the first Routine Supply and shall continue for a period of five (5) years unless earlier terminated pursuant to the provision 16.2.

This Agreement will automatically and continuously be renewed for a period of subsequent [***], unless terminated with [***] notice period to the then running agreement term.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

16.2 Termination. The Agreement may be terminated:

(a) without notice and compensation by the mutual written agreement of the Parties.

(b) by either Party in the event a Party is in default of the terms and conditions of this Agreement and fails to remedy the default within [***] after receiving written notice specifying such default.

(c) without notice and compensation by either party in case of non-authorization of the Product by the Regulatory Authorities.

(d) without notice and compensation in case of non-agreement on the Price for the Routine Supply.

16.3 Consequences of Termination. Except with respect to a termination by medac pursuant to Section 16.2.b), the expiration or termination of this Agreement will not relieve medac from its obligation to provide with any Product ordered pursuant to the Agreement received prior to the effective date of such expiration or termination.

Promptly after the expiration or termination of this Agreement for any reason, the Parties will return to each other all tangible manifestations of each other’s Confidential Information at that time in the possession of either Party, or, with the written permission of the other Party, destroy such items; provided that each Party may retain one (1) tangible manifestation of the other Party’s Confidential Information in its legal department for archival purposes.

Expiration or termination of this Agreement will not relieve either Party of any liability having accrued hereunder prior to the effective date of such expiration or termination.

In order to compensate for the [***], ERYtech Pharma shall be entitled to the following damages [***], or [***], do not [***] and/or if the [***].

In addition to any other [***], the damages owed [***] as above shall be [***]:

•	[***]

•	[***].

These damages will [***] upon [***].

16.4 Survival. Upon expiration or termination of this Agreement, the obligations of the Parties under Sections 12, 13, 16.3, 17.1, 17.2, 17.3 and this Section 16.4, and any other section which by its nature is to survive, shall survive such expiration or termination.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ARTICLE XVII

MISCELLANEOUS

17.1 Governing Law. This Agreement shall be governed by and construed according to the laws of [***], without regard to its conflict of laws principles.

17.2 Regulatory Rules. This Agreement shall be executed in accordance with all applicable rules issued by the Regulatory Authorities (such as regulations, policies or guidelines), of which both Parties acknowledge their prevalence over the Agreement.

17.3 Dispute Resolution. The Parties shall make all reasonable efforts to amicably resolve any disputes arising out of or relating to this Agreement. All disputes between the Parties arising from or relating to this Agreement or the breach hereof that cannot otherwise be resolved informally within sixty (60) days after referral to the CEO of medac and the CEO of ERYtech Pharma, shall be conclusively settled by binding arbitration in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce (“ICC”) in effect at the time the demand for arbitration is filed by the demanding party with the ICC, as supplemented by the further requirements of this Section.

Such arbitration shall be conducted by three (3) arbitrators, with each Party selecting one arbitrator within thirty (30) days after the serving of a statement of claim by the claimant on the respondent, and the two (2) selected arbitrators selecting a mutually agreeable third arbitrator within thirty (30) days thereafter from a list of qualified potential arbitrators provided by the ICC, or if such arbitrators are unable to select such third arbitrator within such time period, a third arbitrator appointed by the ICC promptly thereafter. The place of Arbitration shall be [***] in the English language and the award shall be rendered in [***]. The decision of the arbitrators shall be final and conclusive and shall be binding upon the Parties. By agreeing to arbitration, the Parties do not intend to deprive any court of its jurisdiction to issue a pre-arbitral injunction, pre-arbitral attachment, or other order in aid of arbitration proceedings and the enforcement of any award. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitral tribunal shall have full authority to grant provisional remedies or to order any Party or Parties to request that a court modify or vacate any temporary or preliminary relief issued by that court, and to award damages for the failure of any Party to comply with the arbitral tribunal’s orders to that effect.

17.4 Notices. All notices sent under this Agreement shall be in writing and (i) hand delivered; (ii) transmitted by legible telecopy with a copy sent concurrently by certified mail, return receipt requested; or (iii) delivered by prepaid priority delivery service. Notices shall be sent to the Parties at the following addresses or such other addresses as the Parties subsequently may provide:

If to ERYtech Pharma:

ERYtech Pharma

60 Avenue Rockefeller

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

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Bâtiment Adenine

69008 Lyon

France

Phone: [***]

Fax: [***]

Email: [***]

If to medac:

medac GmbH

[***]

Theaterstrasse, 6

22880 Wedel

Germany

Phone: [***]

Fax: [***]

Email: [***]

A Party may change its address or numbers of service by notice to the other party.

17.5 Force Majeure. Neither Party shall be liable to the other for the failure to perform, or a delay in performing, its obligations under this Agreement by virtue of the occurrence of an event of Force Majeure. The Party affected by such Force Majeure event shall promptly notify the other Party and shall exert reasonable efforts to eliminate, cure or overcome such Force Majeure event and to resume performance of its obligations hereunder.

In the event a Force Majeure event affecting either Party hereunder continues for more than six (6) months the Party not subject to the Force Majeure event may terminate this Agreement upon written notice.

17.6 Cumulative Remedies. The rights and remedies provided in this Agreement and all other rights and remedies available to either Party at law or in equity are, to the extent permitted by law, cumulative and not exclusive of any other right or remedy now or hereafter available at law or in equity. Neither asserting a right nor employing a remedy shall preclude the concurrent assertion of any other right or employment of any other remedy, nor shall the failure to assert any right or remedy constitute a waiver of that right or remedy.

17.7 Amendment. This Agreement may be modified or amended only by written agreement of the Parties.

17.8 Entire Agreement. This Agreement (including any exhibits hereto, all of which are incorporated herein by reference) constitutes the entire agreement between the Parties concerning the subject matter of this Agreement. This Agreement supersedes all prior agreements between the Parties concerning the subject matter of this Agreement.

17.9 Independent Contractor. The Parties are independent contractors. Nothing in this Agreement is intended or shall be deemed to create an association, partnership, joint venture, agency or employer and employee relationship between the Parties, or to authorize either Party to act as agent for the other or to enter into contracts on behalf of the other.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

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Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

17.10 Assignment. Neither Party shall assign to a Third Party any portion of this Agreement without the written approval of the other Party. However, ERYtech Pharma may, without consent, assign this Agreement to a purchaser of the entire company (Affiliate) or of the unit to which the Product pertains.

17.11 Binding Effect. All the provisions thereof shall inure to the benefit of and be binding upon the Affiliates of the Parties.

17.12 Use of Trademark. Each Party hereby agrees that neither it nor any of its Affiliates shall use the name, logo, or any other trademarks of any other Party. Each Party agrees that it may use its own trademarks for any purpose without obligation to the other Party.

17.13 Severability. The provisions of this Agreement are deemed to be several and any invalidity of any provision of this Agreement will not affect the validity of the remaining provisions of this agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers.

ERYtech Pharma

By:	/s/ Mr. Pierre-Olivier Goineau
Name:	Mr. Pierre-Olivier Goineau
Title:	Chief Executive Officer

Place and date: Lyon, April 8th 2011

medac

By:	/s/ Nikolaus Graf Stolberg
Name:	Nikolaus Graf Stolberg
Title:	Managing Director

Place and date: Wedel, 3.5.2011

medac

By:	/s/ Dr. Michaela Rehberg
Name:	ppa. Dr. Michaela Rehberg
Title:	Director Drug Regulatory Affairs / Pharmaceutical Development

Place and date: Wedel, 03.05.2011

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT 1: SPECIFICATIONS

RELEASE SPECIFICATIONS
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT 2: ANNUALLY AND QUATERLY FORECASTS

Nber of Vials to be ordered and delivered for clinical trials

[***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

EXHIBIT 3: GRASPA INDICATIONS

•	For the Clinical and the Routine Supply:

[***]

This list could be extended in writing as an amendment to this Agreement.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

ADDENDUM NO 1 TO

EXCLUSIVE SUPPLY AGREEMENT

for recombinant L-Asparaginase

This Addendum is entered between:

ERYTECH PHARMA S.A, a company incorporated under the laws of the Republic of France (n° 479 560 013 RCS Lyon), having its registered head office at Bâtiment Adenine, 60 avenue Rockefeller, 69008 Lyon, France, represented by Mr. Pierre-Olivier Goineau, Chief Operating Officer, (VAT No. FR 10479560013) and by Mr. Gil Beyen, Chairman, hereinafter referred to as “ERYTECH Pharma” and MEDAC GMBH, a company having its registered head office at Theaterstrasse 6, D-22880 Wedel, Germany represented by Nikolaus Graf Stolberg, Managing Director and Dr. Michaela Rehberg, Director Drug Regulatory Affairs/Pharmaceutical Development (VAT No. DE 118579535), hereinafter referred to as “medac,” hereinafter referred to individually or collectively as the “Parties” and individually as a “Party”.

WHEREAS, the Parties have signed an Exclusive Supply Agreement on 3rd May 2011 (hereinafter “the Agreement”). The Agreement deals with GRASPA® which is a trademark of ERY-ASP. From the date of signature of this Addendum, the term “GRASPA®” used in the Agreement shall be read “ERY-ASP”.

According to the Article 4.1.1 of the Agreement, the Parties agree to determine the Norm scale price for clinical purposes, no later than [***].

Therefore, after having discussed the above-mentioned provisions during several Steering Committees from October 1st 2013, the Parties decide to amend the Articles 4.1.1 of the Agreement, to read as follows:

ARTICLE IV.

PRICES AND EXCLUSIVITY

4.1 Price. ERYTECH Pharma shall purchase the Product and medac will supply the Product with the terms and conditions of the [***].

4.1.1 Clinical Supply. The price for supply will be:

•	Pilot scale:

•	€ [***] / vial [***] € [***]/vial for [***] to be ordered from the date of signature of this Addendum

•	Norm scale:

•	€ [***] / vial (hereinafter referred to as “Norm scale price”).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

This is the price for clinical trial purposes only. At the request of medac the Norm scale price could be rediscussed between the Parties from the [***] vial supplied at the Norm scale price.

Except as otherwise provided herein, all terms and conditions of the Article 4 (from 4.1.2 to 4.3) shall remain in full force and effect.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers.

ERYTECH Pharma

By:	/s/ Mr. Pierre-Olivier Goineau
Name:	Mr. Pierre-Olivier Goineau
Title:	Chief Operating Officer

Place and date: Hamburg, 4/4/2014

ERYTECH Pharma

By:	/s/ Mr. Gil Beyen
Name:	Mr. Gil Beyen
Title:	Chairman

Place and date: Hamburg, 4.4.2014

Medac

By:	/s/ ppa. Dr. Michaela Rehberg
Name:	Dr. Michaela Rehberg
Title:	Director Drug Regulatory Affairs / Pharmaceutical Development

Place and date: 4.4.2014

Medac

By:	/s/ Nikolaus Graf Stolberg
Name:	Nikolaus Graf Stolberg
Title:	Managing Director

Place and date: Hamburg, 4.4.2014

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.